SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   May 20, 2010

 China Yida Holding, Co.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-26777	50-0027826
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

28/F Yifa Building
No. 111 Wusi Road
Fuzhou, Fujian, P. R. China
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86-591-28308388
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

On May 20, 2010, the Audit Committee of China Yida Holding, Co. (hereinafter referred to as “we”, “us,” ‘our” or the “Company”) dismissed Kabani & Co. (“Kabani”) as our independent auditors and engaged BDO China Li Xin Da Hua CPA Co., Ltd. (BDO China), an Independent Registered Public Accounting Firm, to serve as our independent auditors. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we report as follows:

(a)	(i)	Kabani was dismissed as our independent registered public accounting firm effective on May 20, 2010.

	(ii)	For the two most recent fiscal years ended December 31, 2009 and 2008, Kabani’s report on the financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

	(iii)	The dismissal of Kabani and engagement of BDO China were approved by our Audit Committee.

	(iv)	Kabani and the Company did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the fiscal year ended December 31, 2009 and 2008, and subsequent interim period ended March 31, 2010 and through the date of dismissal, which disagreements, if not resolved to the satisfaction of Kabani, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

	(v)	During the fiscal years ended December 31, 2009 and 2008, and subsequent interim period ended March 31, 2010 and through the date of dismissal, we did not experience any reportable events.

(b)	(i)	On May 20, 2010, we engaged BDO China to serve as our independent registered public accounting firm.

	(ii)	Prior to engaging BDO China, we have not consulted BDO China regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did us consult with BDO China regarding any disagreements with our prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

	(iii)	We did not have any disagreements with BDO China, and therefore, did not discuss any past disagreements with BDO China.

(c)		We requested Kabani to furnish with a letter addressed to the SEC stating whether it agrees with the statements made by us regarding Kabani.

Item 9.01   Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information

Not applicable.

(c)	Exhibits

No.     Exhibit

16.1.    Letter from Kabani & Co., dated May 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA YIDA HOLDING, Co.

By:	/s/ George Wung
Name:	George Wung
Title:	Chief Financial Officer
Dated:	May 24, 2010